UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5440

MFS INTERMEDIATE INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Intermediate Income Trust

10/31/09

MIN-ANN

Managed Distribution Policy Disclosure

The MFS Intermediate Income Trust’s (the fund) Board of Trustees has adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.5% of the fund’s average monthly net asset value. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. In accordance with the amounts and sources of distributions reported in the notice to shareholders - the sources of distributions are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

MFS® Intermediate Income Trust

New York Stock Exchange Symbol: MIN

CONTACT INFORMATION	BACK COVER

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	41.2%
Non-U.S. Government Bonds	30.8%
Mortgage-Backed Securities	12.9%
Emerging Markets Bonds	8.7%
U.S. Government Agencies	3.4%
Commercial Mortgage-Backed Securities	2.1%
High Yield Corporates	1.1%
Asset-Backed Securities	0.8%
U.S. Treasury Securities	0.7%
Residential Mortgage-Backed Securities	0.1%

Credit quality of bonds (r)
AAA	35.7%
AA	18.7%
A	21.2%
BBB	21.6%
BB	2.3%
B	0.5%
Not Rated (o)	0.0%

Portfolio facts
Average Duration (d)(i)	4.2
Average Effective Maturity (i)(m)	5.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA-
Average Credit Quality of Rated Securities (short-term) (a)(c)	A-1

Country weightings (i)
United States	50.2%
Japan	7.6%
United Kingdom	6.0%
France	4.5%
Germany	4.0%
Canada	3.4%
Italy	2.9%
Australia	2.4%
Sweden	2.3%
Other Countries	16.7%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(c)	Includes holding in the MFS Institutional Money Market Portfolio which is not rated by a public rating agency. The average credit quality of rated securities (short-term) is based upon a market weighted average of the underlying holdings within the MFS Institutional Money Market Portfolio that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Portfolio Composition – continued

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 10/31/09.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Intermediate Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in short and intermediate-term U.S. government and foreign sovereign and high-grade securities.

For the twelve months ended October 31, 2009, shares of the MFS Intermediate Income Trust provided a total return of 14.51%, at net asset value. This compares with a return of 6.11% for the fund’s benchmark, the Barclays Capital Intermediate U.S. Government Bond Index. Over the same period, the fund’s other benchmark, the Intermediate Income Trust Blended Index (the “Blended Index”), generated a return of 6.17%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the very early stages of the period, a series of tumultuous financial events hammered markets. As a result of this turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury

Management Review – continued

designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Globally, policy makers increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions, such as the establishment of swap lines between the Federal Reserve and a number of other central banks, as well as a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there were broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to performance

Relative to the Blended Index, the fund’s overweight position in corporate bonds, particularly in the financial and banking sectors, was the major driver of excess returns as the corporate sector outperformed treasury securities during the reporting period. Similarly, the fund’s greater relative exposure to corporate bonds in the industrial sector was another positive factor for performance.

Detractors from performance

The fund’s lesser exposure to bonds with shorter maturities detracted from performance relative to the Blended Index as short-term interest rates fell more than longer-term interest rates during the reporting period.

Respectfully,

James Calmas	Erik Weisman
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/09

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Intermediate Income Trust
Year Ended 10/31/09	Date	Price
Net Asset Value	10/31/09	$6.87
	10/31/08	$6.55
New York Stock Exchange Price	10/31/09	$6.64
	9/30/09 (high) (t)	$6.86
	11/21/08 (low) (t)	$5.55
	10/31/08	$5.92

Total Returns vs Benchmarks

Year Ended 10/31/09

MFS Intermediate Income Trust at
New York Stock Exchange Price (r)	22.45%
Net Asset Value (r)	14.51%
Barclays Capital Intermediate U.S. Government Bond Index (f)	6.11%

Intermediate Income Trust Blended Index (u)(f)	6.17%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2008 through October 31, 2009.

(u)	Intermediate Income Trust Blended Index is at a point in time and allocations during the period can change. As of October 31, 2009 the blended index was comprised of 75% Barclays Capital Intermediate U.S. Government Bond Index and 25% of the JPMorgan Global Government Bond Index ex U.S. (Hedged).

Benchmark Definitions

Barclays Capital Intermediate U.S. Government Bond Index – a market capitalization-weighted index that measures the performance of investment grade debt obligations of the U.S. Treasury and U.S. government agencies, as

Performance Summary – continued

well as quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government, with maturity from 1 year up to (but not including) 10 years. This index generated a total return of 6.11% for the year ended October 31, 2009.

JPMorgan Global Government Bond Index ex U.S. (Hedged) – measures the currency- hedged performance of developed government bond markets around the world, excluding the U.S. This index generated a total return of 6.33% for the year ended October 31, 2009.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income. In addition, distributions of current year long-term gains may be recharacterized as ordinary income. Returns of shareholder capital have the effect of reducing the fund’s assets and may increase the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.5% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS OF

THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the fund’s assets primarily in debt instruments. MFS generally invests substantially all of the fund’s assets in investment grade debt instruments.

The fund’s dollar-weighted average effective maturity will normally be between three and ten years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively high percentage of the fund’s assets in a single country, a small number of countries, or a particular geographic region.

The fund seeks to make a monthly distribution at an annual fixed rate of up to 8.50% of the fund’s average monthly net asset value.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

If approved by the fund’s Board of Trustees, the fund may use leverage through the issuance of preferred shares, borrowing from banks, and/or other

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

James Calmas	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since March 2002.

Erik Weisman	—	Investment Officer of MFS; employed in the investment management area of MFS since 2002; Assistant to the U.S. Executive Director for the International Monetary Fund prior to 2002. Portfolio Manager of the Fund since May 2004.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at

Dividend Reinvestment and Cash Purchase Plan – continued

www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

The following changes in the Plan took effect on September 1, 2009:

•

When dividend reinvestment is being made through purchases in the open market, such purchases will be made on or shortly after the payment date for such distribution (except where temporary limits on purchases are legally required) and in no event more than 15 days thereafter (instead of 45 days as previously specified).

•

In an instance where the Plan Agent either cannot invest the full amount of the distribution through open market purchases or the fund’s shares are no longer selling at a discount to the current net asset value per share, the fund will supplementally issue additional shares at the greater of net asset value per share or 95% of the current market value price per share calculated on the date that such request is made (instead of the distribution date net asset value as previously specified). This price may be greater or lesser than the fund’s net asset value per share on the distribution payment date.

PORTFOLIO OF INVESTMENTS

10/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.8%
Issuer	Shares/Par	Value ($)

Asset Backed & Securitized - 3.0%
Commercial Mortgage Acceptance Corp., FRN, 1.572%, 2030 (i)	$12,620,070	$756,284
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	2,000,000	1,653,361
Daimler Chrysler Auto Trust, “A2B”, FRN, 1.174%, 2011	1,212,857	1,214,745
Falcon Franchise Loan LLC, FRN, 2.066%, 2023 (i)(z)	7,551,278	371,523
Ford Credit Auto Owner Trust, 1.445%, 2010	698,906	699,724
Ford Credit Auto Owner Trust, FRN, 3.24%, 2011	2,360,000	2,382,458
Greenwich Capital Commercial Funding Corp., FRN, 5.918%, 2038	2,000,000	1,917,637
Hertz Global Holdings, Inc., 4.26%, 2013 (n)	2,300,000	2,311,719
JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, 2047	2,500,000	1,766,524
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.349%, 2043	4,380,726	3,328,389
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	3,000,000	2,915,934
Nationstar Home Equity Loan Trust, FRN, 0.373%, 2036	644,881	549,494
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	2,000,000	1,989,138
Wachovia Bank Commercial Mortgage Trust, FRN, 5.418%, 2045	2,000,000	1,909,711

		$23,766,641
Broadcasting - 0.1%
WPP Finance, 8%, 2014	$812,000	$900,844

Building - 0.6%
CRH America, Inc., 6.95%, 2012	$3,275,000	$3,550,991
CRH PLC, 8.125%, 2018	1,160,000	1,339,455
Odebrecht Finance Ltd., 7%, 2020 (z)	316,000	298,620

		$5,189,066
Cable TV - 0.9%
Comcast Corp., 5.45%, 2010	$2,500,000	$2,608,460
DIRECTV Holdings LLC, 5.875%, 2019 (n)	1,400,000	1,439,396
Time Warner Cable, Inc., 5.4%, 2012	2,670,000	2,851,680

		$6,899,536
Chemicals - 1.5%
Dow Chemical Co., 8.55%, 2019	$4,690,000	$5,354,212
Lumena Resources Corp., 12%, 2014 (z)	3,907,000	3,594,440

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
PPG Industries, Inc., 5.75%, 2013	$3,265,000	$3,497,850

		$12,446,502
Conglomerates - 1.2%
Eaton Corp., 4.9%, 2013	$2,310,000	$2,462,003
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	4,460,000	4,838,681
Textron Financial Corp., 5.125%, 2010	2,600,000	2,602,103

		$9,902,787
Consumer Products - 1.2%
Clorox Co., 5%, 2013	$2,750,000	$2,916,672
Hasbro, Inc., 6.125%, 2014	870,000	955,725
Royal Philips Electronics N.V., 4.625%, 2013	3,290,000	3,471,154
Whirlpool Corp., 8%, 2012	1,885,000	2,049,987

		$9,393,538
Consumer Services - 0.4%
Western Union Co., 5.4%, 2011	$3,000,000	$3,202,011

Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$1,400,000	$1,534,945

Emerging Market Quasi-Sovereign - 3.5%
Banco do Brasil S.A., 8.5%, 2049 (z)	$323,000	$332,367
BNDES Participacoes S.A., 6.5%, 2019 (n)	4,083,000	4,297,358
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	1,312,000	1,373,189
Empresa Nacional del Petroleo, 6.25%, 2019 (n)	726,000	774,115
Export-Import Bank of Korea, 5.875%, 2015	1,025,000	1,080,389
Gaz Capital S.A., 8.125%, 2014 (n)	2,908,000	3,071,720
Korea Expressway Corp., 4.5%, 2015 (z)	1,309,000	1,306,527
Majapahit Holding B.V., 7.75%, 2020 (z)	2,407,000	2,386,589
National Agricultural Co., 5%, 2014 (n)	1,502,000	1,528,778
Pemex Project Funding Master Trust, 5.75%, 2018	949,000	939,510
Petrobras International Finance Co., 7.875%, 2019	1,777,000	2,008,010
Petrobras International Finance Co., 5.75%, 2020	1,192,000	1,188,424
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	239,000	271,265
Petronas Capital Ltd., 7.875%, 2022	1,089,000	1,338,865
Petróleos Mexicanos, 8%, 2019	776,000	890,460
Qtel International Finance Ltd., 6.5%, 2014 (n)	734,000	816,263
Qtel International Finance Ltd., 7.875%, 2019 (n)	1,633,000	1,905,597
Qtel International Finance Ltd., 7.875%, 2019	604,000	704,826
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,584,000	1,747,315

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Russian Agricultural Bank, 7.125%, 2014 (n)	$200,000	$208,120

		$28,169,687
Emerging Market Sovereign - 2.7%
Emirate of Abu Dhabi, 6.75%, 2019 (n)	$2,173,000	$2,483,756
Federative Republic of Brazil, 11%, 2040	622,000	830,370
Republic of Argentina, FRN, 0.943%, 2012	517,200	433,205
Republic of Brazil, 5.625%, 2041	1,132,000	1,064,080
Republic of Croatia, 6.75%, 2019 (z)	2,084,000	2,103,277
Republic of Panama, 9.375%, 2029	1,486,000	2,020,960
Republic of Peru, 9.875%, 2015	647,000	810,368
Republic of Peru, 7.125%, 2019	362,000	410,870
Republic of Peru, 7.35%, 2025	415,000	476,213
Republic of Poland, 6.375%, 2019	1,930,000	2,125,239
Republic of Sri Lanka, 7.4%, 2015 (z)	115,000	115,000
State of Israel, 5.125%, 2014	5,000,000	5,413,185
State of Qatar, 5.15%, 2014 (n)	1,832,000	1,923,600
State of Qatar, 6.55%, 2019 (n)	1,174,000	1,309,010

		$21,519,133
Energy - Independent - 1.4%
Anadarko Finance Co., 6.75%, 2011	$3,030,000	$3,230,744
EnCana Corp., 6.5%, 2019	2,110,000	2,343,870
Questar Market Resources, Inc., 6.8%, 2020	1,979,000	2,069,862
Talisman Energy, Inc., 7.75%, 2019	480,000	570,494
XTO Energy, Inc., 5.75%, 2013	2,666,000	2,900,256

		$11,115,226
Energy - Integrated - 1.3%
ConocoPhillips, 5.75%, 2019	$2,220,000	$2,429,512
Hess Corp., 8.125%, 2019	1,230,000	1,493,075
Husky Energy, Inc., 5.9%, 2014	2,755,000	2,992,872
Petro-Canada, 5%, 2014	2,140,000	2,240,685
Petro-Canada, 6.05%, 2018	904,000	962,660

		$10,118,804
Financial Institutions - 1.7%
General Electric Capital Corp., 5.45%, 2013	$2,000,000	$2,126,836
General Electric Capital Corp., 4.8%, 2013	2,120,000	2,228,211
General Electric Capital Corp., 6%, 2019	1,180,000	1,240,285
HSBC Finance Corp., 4.125%, 2009	3,571,000	3,574,646

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
NYSE Euronext, Inc., 4.8%, 2013		$4,000,000	$4,232,960

			$13,402,938
Food & Beverages - 3.3%
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)		$4,080,000	$4,754,481
Brown-Forman Corp., 5.2%, 2012		4,600,000	4,939,416
Diageo Capital PLC, 5.125%, 2012		3,900,000	4,159,194
Dr. Pepper Snapple Group, Inc., 6.82%, 2018		560,000	639,809
Kellogg Co., 6.6%, 2011		4,370,000	4,700,123
Kraft Foods, Inc., 6.75%, 2014		1,390,000	1,549,703
Kraft Foods, Inc., 6.125%, 2018		1,310,000	1,392,699
Miller Brewing Co., 5.5%, 2013 (n)		1,630,000	1,742,799
SABMiller PLC, 6.2%, 2011 (n)		2,800,000	2,980,972

			$26,859,196
Food & Drug Stores - 0.4%
CVS Caremark Corp., 6.6%, 2019		$350,000	$390,331
CVS Caremark Corp., FRN, 0.66%, 2010		2,680,000	2,679,338

			$3,069,669
Forest & Paper Products - 0.1%
Inversiones CMPC S.A., 6.125%, 2019 (z)		$1,074,000	$1,074,945

Industrial - 1.2%
Duke University Taxable Bonds, “A”, 4.2%, 2014		$1,900,000	$2,009,554
Johns Hopkins University, 5.25%, 2019		4,350,000	4,631,097
Princeton University, 4.95%, 2019		2,860,000	3,035,261

			$9,675,912
Insurance - 2.4%
ING Groep N.V., 5.775% to 2015, FRN to 2049		$150,000	$109,500
Jackson National Life Global Funding, 5.375%, 2013 (n)		5,000,000	5,086,060
Metropolitan Life Global Funding, 5.125%, 2013 (n)		1,705,000	1,805,453
Metropolitan Life Global Funding, 5.125%, 2014 (n)		1,020,000	1,083,639
New York Life Global Funding, 4.65%, 2013 (n)		6,000,000	6,342,642
Principal Financial Group, Inc., 8.875%, 2019		2,230,000	2,587,121
Prudential Financial, Inc., 6.2%, 2015		2,210,000	2,356,744

			$19,371,159
International Market Quasi-Sovereign - 6.9%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	3,148,000	$3,083,094
Commonwealth Bank of Australia, 2.4%, 2012 (n)		$2,410,000	2,458,029
Eksportfinans A.S.A., 5.125%, 2011		3,780,000	4,051,321

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
Eksportfinans A.S.A., 1.6%, 2014	JPY	350,000,000	$3,865,895
Electricité de France PLC, 5.5%, 2014 (n)		$4,750,000	5,216,208
ING Bank N.V., 3.9%, 2014 (n)		6,650,000	6,943,491
LeasePlan Corp. N.V., 3%, 2012 (n)		1,640,000	1,690,051
National Australia Bank Ltd., 2.55%, 2012 (n)		2,410,000	2,462,179
Petrobras International Finance, 6.875%, 2040		1,349,000	1,347,651
Royal Bank of Scotland PLC, FRN, 1.158%, 2012 (n)		5,254,000	5,329,227
SBAB, 3.125%, 2012 (n)		5,260,000	5,375,092
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)		5,315,000	5,486,903
Swedish Export Credit Corp., FRN, 1.199%, 2014		3,300,000	3,338,801
Westpac Banking Corp., 3.25%, 2011 (n)		2,400,000	2,489,712
Westpac Banking Corp., 3.45%, 2014 (n)		2,015,000	2,055,653

			$55,193,307
International Market Sovereign - 21.7%
Federal Republic of Germany, 3.75%, 2015	EUR	10,847,000	$16,905,931
Federal Republic of Germany, 4.25%, 2018	EUR	2,247,000	3,579,181
Government of Canada, 4.5%, 2015	CAD	1,980,000	1,992,919
Government of Canada, 5.75%, 2033	CAD	358,000	417,097
Government of Japan, 1.5%, 2012	JPY	2,077,000,000	23,767,604
Government of Japan, 1.3%, 2014	JPY	978,000,000	11,171,267
Government of Japan, 1.7%, 2017	JPY	2,201,000,000	25,537,786
Kingdom of Belgium, 5.5%, 2017	EUR	3,200,000	5,402,489
Kingdom of Netherlands, 3.75%, 2014	EUR	1,389,000	2,153,034
Kingdom of Spain, 5.35%, 2011	EUR	1,919,000	3,039,520
Kingdom of Spain, 4.6%, 2019	EUR	3,450,000	5,425,334
Kingdom of Sweden, 4.5%, 2015	SEK	9,300,000	1,425,543
Republic of Austria, 4.65%, 2018	EUR	2,460,000	3,930,662
Republic of France, 5%, 2016	EUR	10,914,000	18,052,432
Republic of Ireland, 4.6%, 2016	EUR	2,179,000	3,354,365
Republic of Italy, 5.25%, 2017	EUR	11,975,000	19,779,548
United Kingdom Treasury, 5%, 2012	GBP	6,837,000	12,090,304
United Kingdom Treasury, 8%, 2015	GBP	7,664,000	16,086,184

			$174,111,200
Local Authorities - 1.6%
California (Build America Bonds), 7.55%, 2039		$3,265,000	$3,392,106
Louisiana Gas & Fuels Tax Rev., FRN, 3%, 2043		2,780,000	2,795,846
Province of Ontario, 4.75%, 2016		6,000,000	6,429,846

			$12,617,798

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)		$510,000	$528,643

Major Banks - 4.2%
Abu Dhabi Commercial Bank, 4.75%, 2014 (z)		$3,633,000	$3,626,718
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		2,000,000	1,390,000
Bank of America Corp., 4.9%, 2013		4,300,000	4,477,285
Bank of America Corp., 7.375%, 2014		200,000	223,932
Commonwealth Bank of Australia, 5%, 2019 (z)		2,560,000	2,571,484
Credit Suisse New York, 5.5%, 2014		2,330,000	2,526,647
Goldman Sachs Group, Inc., 6%, 2014		2,490,000	2,737,419
Goldman Sachs Group, Inc., 7.5%, 2019		1,427,000	1,668,734
Kookmin Bank, 7.25%, 2014 (n)		2,100,000	2,326,090
Merrill Lynch & Co., Inc., 6.15%, 2013		2,190,000	2,347,581
Morgan Stanley, 6.75%, 2011		1,800,000	1,917,149
Morgan Stanley, 6%, 2014		2,330,000	2,501,166
Morgan Stanley, 6.625%, 2018		1,532,000	1,642,056
Morgan Stanley, 5.625%, 2019		640,000	644,019
SG Capital Trust I, 7.875% to 2010, FRN to 2049	EUR	375,000	529,794
Wells Fargo & Co., FRN, 0.384%, 2011		$2,250,000	2,242,454

			$33,372,528
Metals & Mining - 0.8%
International Steel Group, Inc., 6.5%, 2014		$2,070,000	$2,155,563
PT Adaro Indonesia, 7.625%, 2019 (z)		189,000	186,637
Rio Tinto Finance USA Ltd., 5.875%, 2013		3,690,000	3,976,761

			$6,318,961
Mortgage Backed - 12.8%
Fannie Mae, 4.56%, 2010		$1,356,644	$1,397,132
Fannie Mae, 6.022%, 2010		6,800,000	7,086,787
Fannie Mae, 4.755%, 2011		4,417,198	4,503,421
Fannie Mae, 4.845%, 2013		1,978,424	2,103,387
Fannie Mae, 4.61%, 2014		2,867,527	3,029,861
Fannie Mae, 4.84%, 2014		3,298,862	3,505,911
Fannie Mae, 5.412%, 2014		1,892,379	2,052,534
Fannie Mae, 4.62%, 2015		928,701	977,702
Fannie Mae, 4.921%, 2015		1,862,885	1,985,518
Fannie Mae, 4%, 2016		1,517,221	1,550,577
Fannie Mae, 5.395%, 2016		1,338,209	1,455,402
Fannie Mae, 5.424%, 2016		2,382,054	2,598,711
Fannie Mae, 6%, 2016 - 2029		3,556,888	3,699,956
Fannie Mae, 5.5%, 2017 - 2035		14,481,705	15,392,757
Fannie Mae, 5%, 2018 - 2025		5,777,850	6,082,675

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.5%, 2019	$6,416,043	$6,773,972
Fannie Mae, 6.5%, 2031	4,153,789	4,559,145
Freddie Mac, 5.5%, 2017 - 2026	9,184,449	9,761,556
Freddie Mac, 6%, 2017 - 2034	1,551,089	1,669,374
Freddie Mac, 5%, 2019 - 2027	8,384,075	8,753,906
Freddie Mac, 4%, 2024	331,732	334,233
Ginnie Mae, 6%, 2033 - 2036	3,993,769	4,264,395
Ginnie Mae, 5.612%, 2058	4,549,500	4,721,516
Ginnie Mae, 6.357%, 2058	4,383,052	4,614,521

		$102,874,949
Natural Gas - Distribution - 0.5%
EQT Corp., 8.125%, 2019	$3,360,000	$3,849,821

Natural Gas - Pipeline - 0.3%
Enterprise Products Operating LP, 5.65%, 2013	$376,000	$399,018
Enterprise Products Partners LP, 4.95%, 2010	2,214,000	2,246,475

		$2,645,493
Network & Telecom - 2.5%
AT&T, Inc., 4.95%, 2013	$2,700,000	$2,881,451
British Telecommunications PLC, 5.15%, 2013	943,000	985,586
Deutsche Telekom International Finance B.V., 8.5%, 2010	2,330,000	2,433,862
France Telecom S.A., 7.75%, 2011	2,330,000	2,518,623
Telecom Italia Capital, 4.875%, 2010	3,000,000	3,095,085
Telefonica S.A., 5.877%, 2019	2,940,000	3,177,761
Verizon Communications, Inc, 5.25%, 2013	3,260,000	3,538,665
Verizon Communications, Inc., 8.75%, 2018	1,060,000	1,323,899

		$19,954,932
Oil Services - 0.5%
Smith International, Inc., 9.75%, 2019	$2,960,000	$3,688,012

Other Banks & Diversified Financials - 3.9%
American Express Centurion Bank, 5.2%, 2010	$2,510,000	$2,603,405
Banco de Credito del Peru, 9.75% to 2019, FRN to 2069 (z)	163,000	163,000
Capital One Financial Corp., 8.8%, 2019	2,470,000	2,925,517
Citigroup, Inc., 5.5%, 2013	8,000,000	8,337,144
Eurasian Development Bank, 7.375%, 2014 (n)	689,000	713,115
Eurohypo AG, 5.125%, 2016	3,140,000	3,241,560
Groupe BPCE S.A., FRN, 12.5%, 2049 (n)	2,556,000	3,040,720
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,060,000	3,212,152
Swedbank AB, 9% to 2010, FRN to 2049 (n)	5,000,000	4,650,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	$2,000,000	$1,578,000
Woori America Bank, 7%, 2015 (n)	1,026,000	1,107,809

		$31,572,422
Pharmaceuticals - 2.0%
GlaxoSmithKline Capital, Inc., 4.85%, 2013	$2,114,000	$2,279,788
Novartis AG, 4.125%, 2014	1,670,000	1,763,931
Pfizer, Inc., 6.2%, 2019	4,740,000	5,396,537
Roche Holdings, Inc., 6%, 2019 (n)	5,800,000	6,470,242

		$15,910,498
Pollution Control - 0.4%
Allied Waste North America, Inc., 7.125%, 2016	$3,400,000	$3,612,500

Printing & Publishing - 0.1%
Pearson PLC, 5.5%, 2013 (n)	$410,000	$430,080

Real Estate - 0.5%
Kimco Realty Corp., REIT, 6.875%, 2019	$690,000	$709,359
Simon Property Group, Inc., REIT, 6.75%, 2014	603,000	648,834
WEA Finance LLC, REIT, 6.75%, 2019 (n)	2,290,000	2,332,157

		$3,690,350
Retailers - 1.4%
AutoZone, Inc., 6.5%, 2014	$2,660,000	$2,904,741
Macy’s Retail Holdings, Inc., 8.875%, 2015	2,670,000	2,823,525
Staples, Inc., 9.75%, 2014	2,330,000	2,823,615
Wesfarmers Ltd., 6.998%, 2013 (n)	2,330,000	2,521,703

		$11,073,584
Supermarkets - 0.0%
Kroger Co., 5%, 2013	$303,000	$319,963

Supranational - 1.7%
Central American Bank, 4.875%, 2012 (n)	$3,800,000	$3,853,952
Corporacion Andina de Fomento, 6.875%, 2012	6,000,000	6,477,792
Corporacion Andina de Fomento, 5.2%, 2013	3,000,000	3,139,209

		$13,470,953
Telecommunications - Wireless - 1.3%
AT&T Wireless Services, Inc., 7.875%, 2011	$1,000,000	$1,083,279
Net Servicos de Comunicacao S.A., 7.5%, 2020 (z)	1,006,000	995,940
Rogers Communications, Inc., 6.8%, 2018	4,950,000	5,579,482

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Vodafone Group PLC, 5%, 2013	$3,000,000	$3,207,945

		$10,866,646
Tobacco - 1.2%
Altria Group, Inc., 8.5%, 2013	$2,700,000	$3,132,572
Lorillard Tobacco Co., 8.125%, 2019	1,252,000	1,392,057
Philip Morris International, Inc., 4.875%, 2013	4,620,000	4,914,987

		$9,439,616
U.S. Government Agencies and Equivalents - 3.4%
Aid-Egypt, 4.45%, 2015	$3,963,000	$4,223,647
Farmer Mac, 5.5%, 2011 (n)	6,070,000	6,464,884
Small Business Administration, 6.35%, 2021	1,728,877	1,872,442
Small Business Administration, 6.34%, 2021	1,460,187	1,580,649
Small Business Administration, 6.44%, 2021	1,280,003	1,388,864
Small Business Administration, 6.625%, 2021	1,743,420	1,899,181
Small Business Administration, 5.34%, 2021	3,725,202	3,960,014
Small Business Administration, 4.93%, 2024	1,687,109	1,784,198
Small Business Administration, 5.36%, 2025	2,091,893	2,254,457
Small Business Administration, 5.39%, 2025	1,501,809	1,616,685

		$27,045,021
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds, 10.625%, 2015 (f)	$1,190,000	$1,704,117

Utilities - Electric Power - 3.9%
Allegheny Energy, Inc., 5.75%, 2019 (z)	$2,820,000	$2,779,660
Duke Energy Corp., 5.65%, 2013	1,800,000	1,937,263
E.ON International Finance B.V., 5.8%, 2018 (n)	5,000,000	5,391,485
EDP Finance B.V., 6%, 2018 (n)	2,240,000	2,422,318
ELETROBRAS S.A., 6.875%, 2019 (n)	150,000	157,125
Enel Finance International S.A., 6.25%, 2017 (n)	2,240,000	2,459,428
Exelon Generation Co. LLC, 5.2%, 2019	1,340,000	1,366,765
FirstEnergy Corp., 6.05%, 2021 (n)	1,861,000	1,917,429
Georgia Power Co., 6%, 2013	1,350,000	1,515,387
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	3,950,000	3,986,680
NiSource Finance Corp., 7.875%, 2010	3,500,000	3,687,236
Oncor Electric Delivery Co., 5.95%, 2013	3,570,000	3,868,541

		$31,489,317
Utilities - Gas - 0.8%
Keyspan Corp., 7.625%, 2010	$3,880,000	$4,099,387

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Gas - continued
Sempra Energy, 7.95%, 2010	$2,290,000	$2,342,292

		$6,441,679
Total Bonds (Identified Cost, $749,761,620)		$799,834,929

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	753	$753
Total Investments (Identified Cost, $749,762,373)		$799,835,682

Other Assets, Less Liabilities - 0.2%		1,384,184
Net Assets - 100.0%		$801,219,866

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $147,367,843, representing 18.4% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Abu Dhabi Commercial Bank, 4.75%, 2014	10/01/09	$3,618,323	$3,626,718
Allegheny Energy, Inc., 5.75%, 2019	9/22/09	2,809,707	2,779,660
Banco de Credito del Peru, 9.75% to 2019, FRN to 2069	10/30/09	163,000	163,000
Banco do Brasil S.A., 8.5%, 2049	10/13/09	323,000	332,367
Commonwealth Bank of Australia, 5%, 2019	10/08/09	2,545,869	2,571,484
Falcon Franchise Loan LLC, FRN, 2.066%, 2023	1/18/02	455,212	371,523
Inversiones CMPC S.A., 6.125%, 2019	10/29/09	1,064,517	1,074,945
Korea Expressway Corp., 4.5%, 2015	10/15/09	1,300,295	1,306,527
Lumena Resources Corp., 12%, 2014	10/21/09	3,871,251	3,594,440
Majapahit Holding B.V., 7.75%, 2020	10/30/09	2,386,589	2,386,589
Net Servicos de Comunicacao S.A., 7.5%, 2020	10/28/09	997,348	995,940
Odebrecht Finance Ltd., 7%, 2020	10/14/09	310,261	298,620
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	2,000,000	1,989,138

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Current Market Value
PT Adaro Indonesia, 7.625%, 2019	10/15/09	$187,376	$186,637
Republic of Croatia, 6.75%, 2019	10/29/09	2,045,654	2,103,277
Republic of Sri Lanka, 7.4%, 2015	10/15/09	115,000	115,000
Total Restricted Securities			$23,895,865
% of Net Assets			3.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona

Derivative Contracts at 10/31/09

Forward Foreign Currency Exchange Contracts at 10/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	UBS AG	5,715,234	12/14/09	$5,479,086	$5,281,990	$197,096
SELL	EUR	UBS AG	1,578,595	12/16/09	2,335,541	2,322,861	12,680
SELL	JPY	JPMorgan Chase Bank	5,585,608,392	1/13/10	62,171,807	62,078,601	93,206
SELL	SEK	HSBC Bank	9,536,157	1/28/10	1,403,110	1,345,207	57,903

							$360,885

Liability Derivatives
SELL	EUR	JPMorgan Chase Bank	39,473,186	12/16/09	$57,730,324	$58,083,753	$(353,429)
SELL	EUR	UBS AG	12,089,302	12/16/09	17,678,488	17,789,089	(110,601)
SELL	GBP	Barclays Bank PLC	7,746,739	1/13/10	12,304,300	12,709,278	(404,978)
SELL	GBP	Deutsche Bank AG	7,746,739	1/13/10	12,304,920	12,709,278	(404,358)

							$(1,273,366)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	60	$7,116,563	Dec-09	$118,384

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Short)	USD	15	$3,264,141	Dec-09	$(26,537)

Swap Agreements at 10/31/09

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
3/20/14	USD	1,820,000		Morgan Stanley Capital Services, Inc.	(1)	1.75% (fixed rate)	$1,424
9/20/14	USD	3,960,000	(a)	Goldman Sachs International	1.00% (fixed rate)	(2)	24,162

							$25,586

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Corp., 7.125%, 7/15/23.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, a A2 rated bond. The fund entered into the contract to gain issue exposure.

(a)	Net unamortized premiums received by the fund amounted to $8,873.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $749,761,620)	$799,834,929
Underlying funds, at cost and value	753
Total investments, at value (identified cost, $749,762,373)		$799,835,682
Cash	$985,429
Restricted cash	600,000
Receivables for
Forward foreign currency exchange contracts	360,885
Daily variation margin on open futures contracts	48,281
Investments sold	1,697,923
Interest	9,757,700
Swaps, at value (net unamortized premiums received, $8,873)	25,586
Other assets	29,247
Total assets		$813,340,733
Liabilities
Payables for
Distributions	$316,762
Forward foreign currency exchange contracts	1,273,366
Investments purchased	10,139,391
Payable to affiliates
Investment adviser	35,079
Transfer agent and dividend disbursing costs	4,921
Administrative services fee	1,080
Payable for independent Trustees’ compensation	205,999
Accrued expenses and other liabilities	144,269
Total liabilities		$12,120,867
Net assets		$801,219,866
Net assets consist of
Paid-in capital	$834,339,469
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	49,352,012
Accumulated net realized gain (loss) on investments and foreign currency transactions	(63,559,734)
Accumulated distributions in excess of net investment income	(18,911,881)
Net assets		$801,219,866
Shares of beneficial interest outstanding		116,556,772
Net asset value per share (net assets of $801,219,866 / 116,556,772 shares of beneficial interest outstanding)		$6.87

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$36,529,282
Dividends from underlying funds	22,632
Foreign taxes withheld	(1,953)
Total investment income		$36,549,961
Expenses
Management fee	$4,706,364
Transfer agent and dividend disbursing costs	173,270
Administrative services fee	160,139
Independent Trustees’ compensation	146,239
Stock exchange fee	101,241
Custodian fee	161,463
Shareholder communications	447,384
Auditing fees	66,469
Legal fees	117,978
Miscellaneous	86,754
Total expenses		$6,167,301
Fees paid indirectly	(1,314)
Reduction of expenses by investment adviser	(5,077)
Net expenses		$6,160,910
Net investment income		$30,389,051
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$11,975,820
Futures contracts	969,181
Swap transactions	(79,694)
Foreign currency transactions	(9,791,409)
Net realized gain (loss) on investments and foreign currency transactions		$3,073,898
Change in unrealized appreciation (depreciation)
Investments	$80,241,502
Futures contracts	356,920
Swap transactions	(59,283)
Translation of assets and liabilities in foreign currencies	(10,199,285)
Net unrealized gain (loss) on investments and foreign currency translation		$70,339,854
Net realized and unrealized gain (loss) on investments and foreign currency		$73,413,752
Change in net assets from operations		$103,802,803

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2009	2008
Change in net assets
From operations
Net investment income	$30,389,051	$30,178,908
Net realized gain (loss) on investments and foreign currency transactions	3,073,898	7,438,607
Net unrealized gain (loss) on investments and foreign currency translation	70,339,854	(23,364,162)
Change in net assets from operations	$103,802,803	$14,253,353
Distributions declared to shareholders
From net investment income	$(35,147,487)	$(52,961,872)
From tax return of capital	(30,976,655)	(10,276,433)
Total distributions declared to shareholders	$(66,124,142)	$(63,238,305)
Change in net assets from fund share transactions	$305,149	$10,553
Total change in net assets	$37,983,810	$(48,974,399)
Net assets
At beginning of period	763,236,056	812,210,455
At end of period (including accumulated distributions in excess of net investment income of $18,911,881 and $17,842,122, respectively)	$801,219,866	$763,236,056

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.55	$6.97	$6.97	$7.04	$7.32
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.28	$0.28	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.14)	0.03	(0.02)	(0.23)
Total from investment operations	$0.89	$0.12	$0.31	$0.26	$0.06
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.45)	$(0.30)	$(0.32)	$(0.36)
From tax return of capital	(0.27)	(0.09)	(0.01)	(0.03)	—
Total distributions declared to shareholders	$(0.57)	$(0.54)	$(0.31)	$(0.35)	$(0.36)
Net increase from repurchase of capital shares	$—	$—	$—	$0.02	$0.02
Net asset value, end of period	$6.87	$6.55	$6.97	$6.97	$7.04
Per share market value, end of period	$6.64	$5.92	$6.24	$6.12	$6.29
Total return at market value (%)	22.45	3.45	7.15	2.88	0.85
Total return at net asset value (%) (r)(s)	14.51	2.48	5.09	4.69	1.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.82	0.75	0.78	0.84
Expenses after expense reductions (f)	0.79	0.82	0.75	0.78	0.84
Net investment income	3.89	3.73	3.99	3.98	4.01
Portfolio turnover	50	57	49	45	58
Net assets at end of period (000 omitted)	$801,220	$763,236	$812,210	$811,945	$845,034
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Intermediate Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through December 17, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are

Notes to Financial Statements – continued

primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net

Notes to Financial Statements – continued

asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$28,749,138	$—	$28,749,138
Non-U.S. Sovereign Debt	—	293,177,392	—	293,177,392
Corporate Bonds	—	236,794,730		236,794,730
Residential Mortgage-Backed Securities	—	103,424,444	—	103,424,444
Commercial Mortgage-Backed Securities	—	16,608,500	—	16,608,500
Asset-Backed Securities (including CDOs)	—	6,608,646	—	6,608,646
Foreign Bonds	—	114,472,079	—	114,472,079
Mutual Funds	753	—	—	753
Total Investments	$753	$799,834,929	$—	$799,835,682

Other Financial Instruments
Futures	$91,847	$—	$—	$91,847
Swaps	—	25,586	—	25,586
Forward Currency Contracts	—	(912,481)	—	(912,481)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic

Notes to Financial Statements – continued

hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$118,384	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(26,537	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	360,885		Payable for forward foreign currency exchange contracts	(1,273,366)
Credit Contracts	Credit Default Swaps	Swaps, at value	25,586		Swaps, at value	—
Total Derivatives not Accounted for as Hedging Instruments Under ASC 815			$504,855			$(1,299,903)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for year ended October 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$969,181	$—	$—	$969,181
Foreign Exchange Contracts	—	(9,712,046)	—	(9,712,046)
Credit Contracts	—	—	(79,694)	(79,694)
Total	$969,181	$(9,712,046)	$(79,694)	$(8,822,559)

Notes to Financial Statements – continued

The following table presents by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$356,920	$—	$—	$356,920
Foreign Exchange Contracts	—	(10,635,309)	—	(10,635,309)
Credit Contracts	—	—	(59,283)	(59,283)
Total	$356,920	$(10,635,309)	$(59,283)	$(10,337,672)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses

Notes to Financial Statements – continued

are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a

Notes to Financial Statements – continued

stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of October 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At October 31, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.5% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the

Notes to Financial Statements – continued

financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/09	10/31/08
Ordinary income (including any short-term capital gains)	$35,147,487	$52,961,872
Tax return of capital (b)	30,976,655	10,276,433
Total distributions	$66,124,142	$63,238,305

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/09
Cost of investments	$753,322,752
Gross appreciation	53,764,233
Gross depreciation	(7,251,303)
Net unrealized appreciation (depreciation)	$46,512,930
Capital loss carryforwards	(58,102,143)
Other temporary differences	(21,530,390)

As of October 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/12	$(12,773,915)
10/31/13	(4,450,744)
10/31/14	(19,143,361)
10/31/15	(4,950,649)
10/31/16	(16,783,474)
$(58,102,143)

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 5.65% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.85% of the average daily net assets. The management fee, from net assets and gross income, incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2009, these fees paid to MFSC amounted to $59,420. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2009, these costs amounted to $42.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001.

Notes to Financial Statements – continued

Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $6,799 and the Retirement Deferral plan resulted in an expense of $1,913. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $176,985 at October 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $11,768 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,734 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,077, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$128,741	$93,301,202
Investments (non-U.S. Government securities)	$382,954,683	$315,816,868

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the years ended October 31, 2009 and October 31, 2008, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	44,353	$305,149	—	$—

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2009, the fund’s commitment fee and interest expense were $11,756 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	191,760,677	(191,759,924)	753

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,632	$753

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust (the “Trust”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Income Trust as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2009

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on September 10, 2009, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Abstain
Robert E. Butler	88,596,237	15,109,489
David H. Gunning	88,619,815	15,085,911
William R. Gutow	88,606,207	15,099,519
Michael Hegarty	88,660,592	15,045,134
John P. Kavanaugh	88,665,028	15,040,698
Robert C. Pozen	88,552,271	15,153,455
J. Dale Sherratt	88,548,965	15,156,761
Robert W. Uek	88,597,347	15,108,379

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On September 15, 2009 Maria F. Dwyer, as President and Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
James Calmas	Deloitte & Touche LLP
Erik Weisman	200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2008 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 4 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 2nd out of a total of 4 funds for the one-year period and 1st out of a total of 3 funds for the five-year period ended December 31, 2008. Given the size of the

Board Review of Investment Advisory Agreement – continued

Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for each of the one-, three-, and five-year periods ended December 31, 2008 (one-year: 3.6% total return for the Fund versus 9.8% total return for the benchmark; three-year: 4.4% total return for the Fund versus 7.0% total return for the benchmark; five-year: 3.7% total return for the Fund versus 5.3% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to an advisory fee cap, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be

Board Review of Investment Advisory Agreement – continued

a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MIN

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2009 and 2008, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Intermediate Income Trust	49,920	49,920

For the fiscal years ended October 31, 2009 and 2008, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Intermediate Income Trust	10,000	10,000	5,530	5,355	695	1,300
To MFS and MFS Related Entities of MFS Intermediate Income Trust*	1,091,529	1,149,427	0	0	142,584	189,730

	2009		2008
Aggregate fees for non-audit services:
To MFS Intermediate Income Trust, MFS and MFS Related Entities#	1,298,463		1,455,637

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting

Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Intermediate Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
James J. Calmas	Lead Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1988.

Erik S. Weisman	International Government Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
James J. Calmas	Lipper Short Investment Grade Funds
Lipper Multi-Sector Income Funds
Lipper Variable General Bond Funds
Barclays Capital U.S. Intermediate Government Index
Merrill Lynch U.S. Treasuries/Agencies 1-3 Index
Morningstar Dollar Short Term Bond Funds
Morningstar Euro Bond Funds
Morningstar Dollar Global Bond Funds
Morningstar Euro Money Market Funds
Barclays Capital U.S. 1-3 Year Credit Bond Index
Barclays Capital U.S. Aggregate Bond Index

Erik S. Weisman	Lipper Treasury Inflation-Protected Securities Funds
Lipper Global Income Funds
Morningstar Dollar Inflation Linked Bond Funds
Barclays Capital U.S. Treasury Inflation Protected Securities Index
JP Morgan Government Bond Index Global

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2009. The following dollar ranges apply:

N.	None

A.	$1 - $10,000

B.	$10,001 - $50,000

C.	$50,001 - $100,000

D.	$100,001 - $500,000

E.	$500,001 - $1,000,000

F.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Calmas	N
Erik S. Weisman	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended October 31, 2009 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	6	$2.3 billion	3	$755.1 million	3	$531.0 million
Erik S. Weisman	9	$2.4 billion	4	$1.5 billion	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/08-11/30/08	0	N/A	0	11,651,242
12/01/08-12/31/08	0	N/A	0	11,651,242
1/01/09-1/31/09	0	N/A	0	11,651,242
2/01/09-2/28/09	0	N/A	0	11,651,242
3/01/09-3/31/09	0	N/A	0	11,651,242
4/01/09-4/30/09	0	N/A	0	11,651,242
5/01/09-5/31/09	0	N/A	0	11,651,242
6/01/09-6/30/09	0	N/A	0	11,651,242
7/01/09-7/31/09	0	N/A	0	11,651,242
8/01/09-8/31/09	0	N/A	0	11,651,242
9/01/09-9/30/09	0	N/A	0	11,651,242
10/01/09-10/31/09	0	N/A	0	11,651,242

Total	0	N/A	0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2009 plan year is 11,651,242.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMEDIATE INCOME TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2009

*	Print name and title of each signing officer under his or her signature.